EXHIBIT 4.1    SPECIMEN STOCK CERTIFICATE





                                       Common - Cusip# 417828 100
                                                       ----------

Number _________                                Shares __________

       Incorporated under the Laws of the State of Florida

                   Harvey's Collectibles, Inc.
             Authorized to issue 100,000,000 shares

   95,000,000 common shares           3,000,000 Series I Cnv Pfd shares
                      par value $.001 each
                      par value $.001 each
              1,800,000 No-Par - Non designated Pfd
               200,000 $5 Stated Value, Series "A"
                              Redeemable Preferred

     This  certifies  that _________________________________
     is  the  owner of _____________________________________
     fully paid and non-assessable shares of the Capital Stock of Harvey's Collectibles, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ______ day of _____-____ A.D._____





   ______________________                 ________________________
         President           [SEAL]               Secretary

                         [Reverse side]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM -- as tenants in common; TEN ENT -- as tenants by the entireties;
JT TEN --as joint tenants with right of survivorship and not as tenants in common; UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State);



For value received, the undersigned hereby sells, assigns and transfers unto  ___________________________________________
(insert  social security or other identifying number of assignee)
_____________________.


_____________________________________________________________
 (print or type the name and address of assignee)

________________________________ Shares represented by the within
Certificate, and hereby irrevocably constitutes and appoints __________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________         ______________________________



Medallion Signature Guarantee Required


_________________________________





NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

  [